Other operating (income) expenses, net (Tables)	12 Months Ended
Jun. 30, 2025
Other operating (income) expenses, net
Disclosure Of Detailed Information About Other Operating Income (Expense)
	2025	2024	2023

Listing expenses (i)	—	—	(319,554)
Sales of fixed assets	1,433	19,121	2,071
Other operating income	10,525	18,449	41,673

Total	11,958	37,570	(275,810)

(i)       This represents stock exchange listing service as a result of the SPAC Transaction. Refer to Note 22 for further discussion.